Exhibit 99.1

AvidXchange Announces Fourth Quarter & Full Year 2021 Financial Results

--Fourth quarter 2021 revenue and Adjusted EBITDA above previous guidance

--2022 financial outlook highlights solid operating momentum and financial position

Charlotte, N.C. –March 7, 2022 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the fourth quarter and full year ended December 31, 2021.

“2021 was an extraordinary year for AvidXchange. We completed our transition to a public company and raised a significant amount of strategic capital while ending the year with solid operating results that outperformed expectations. We believe our across-the-board strong fourth quarter and full year 2021 results and outperformance relative to guidance reflect the differentiated value proposition offered by our B2B mid-market AP automation software and payments platform, a strong competitive moat and solid execution against our key growth initiatives by leveraging the four growth gears of the ‘AvidXchange Business Flywheel’. We believe these results coupled with on-going investments set the stage for an upbeat outlook for 2022, highlighting our momentum and leadership position to capture significant greenfield opportunity that exists in the middle market B2B payments segment,” said Michael Praeger, CEO & Co-Founder of AvidXchange.

Fourth Quarter 2021 Financial Highlights:

•
Total revenue was $69.3 million, an increase of 31% year-over-year, compared with $52.9 million in the fourth quarter of 2020.
•
GAAP net loss was $(72.1) million, compared with a GAAP net loss of $(32.6) million in the fourth quarter of 2020.
•
Non-GAAP net loss was $(17.7) million, compared with a Non-GAAP net loss of $(16.2) million in the fourth quarter of 2020.
•
GAAP gross profit was $35.2 million, or 50.8% of total revenue, compared with $26.5 million, or 50.2% of revenue in the fourth quarter of 2020.
•
Non-GAAP gross profit was $43.1 million, or 62.2% of total revenue, compared with $30.8 million, or 58.2% of revenue in the fourth quarter of 2020.
•
Adjusted EBITDA was $(8.2) million compared with $(7.0) million in the fourth quarter of 2020.

Full Year 2021 Financial Highlights:

•
Total revenue was $248.4 million, an increase of 33.6% year-over-year, compared with $185.9 million in 2020.
•
GAAP net loss was $(199.6) million, compared with a GAAP net loss of $(101.2) million in 2020.
•
Non-GAAP net loss was $(63.5) million, compared with a Non-GAAP net loss of $(67.9) million in 2020.

•
GAAP Gross profit was $128.8 million, or 51.9% of total revenue, compared with $85.4 million, or 45.9% of revenue in 2020.
•
Non-GAAP gross profit was $151.1 million, or 60.8% of total revenue, compared with $102.3 million, or 55% of revenue in 2020.
•
Adjusted EBITDA was $(26.2) million compared with $(32.7) million in 2020.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics"

Fourth Quarter & Full Year 2021 Key Business Metrics and Highlights:

•
Total transactions processed in the fourth quarter of 2021 were 16.5 million, an increase of 14.6% from 14.4 million in the fourth quarter of 2020.
•
Total payment volume in the fourth quarter of 2021 was $15.1 billion, an increase of 37.3% from $11.0 billion in the fourth quarter of 2020.
•
Transaction yield in the fourth quarter of 2021 was $4.21, an increase of 14.4% from $3.68 in the fourth quarter of 2020.
•
Total transactions processed in 2021 were 62.5 million, an increase of 18.4% from 52.8 million in 2020.
•
Total payment volume in 2021 was $52.1 billion, an increase of 37.5% from $37.9 billion in 2020.
•
Transaction yield in 2021 was $3.98, an increase of 13.1% from $3.52 in 2020.

Full Year 2022 Financial Outlook

As of March 7, 2022, AvidXchange anticipates Full Year 2022 revenue and adjusted EBITDA to be in the following ranges (in millions):

FY 2022 Guidance
Revenue	$296.5 - $301.5
Adjusted EBITDA(1)	$(42.0) - $(48.0)

(1)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Full IPO Lock-Up Release

All remaining shares of common stock of AvidXchange subject to the lock-up agreements entered into by a substantial majority of AvidXchange’s stockholders and the underwriters of AvidXchange’s initial public offering will be fully released from the lock-up at the open of trading on March 10, 2022.

Earnings Teleconference Information

AvidXchange will discuss its fourth quarter financial results during a teleconference today, March 7, 2022, at 5:00 PM ET. The call will be broadcast simultaneously via webcast at https://ir.avidxchange.com/. Following the completion of the call, a recorded replay of the webcast will be available on AvidXchange’s website. In addition to the conference call, supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,000 businesses and it has made payments to more than 825,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, including guidance for our revenue and adjusted EBITDA for the full year 2022, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss in this press release. We define Non-GAAP Gross Profit as revenue less cost of revenue and depreciation and amortization before amortization of acquired intangible assets and stock-based compensation expense. We define Adjusted EBITDA as our net loss before depreciation and amortization of property and equipment, amortization of software development costs, amortization of acquired intangible assets, impairment of intangible assets, interest income and expense, interest expense on building lease financing obligations, income tax expense, stock-based compensation expense, transaction and acquisition-related costs expensed, costs not core to our business, and charitable contributions of common stock. We define Non-GAAP Net Loss as net loss before amortization of acquired intangible assets, impairment of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, costs not core to our business, and charitable contributions of common stock.

In the beginning of the fourth quarter of 2021, we revised our definitions of Adjusted EBITDA and Non-GAAP Net Loss to also exclude effects of charitable contributions of common stock. This revision to the definitions had no impact on our reported Adjusted EBITDA and Non-GAAP Net Loss for periods prior to the fourth quarter of 2021.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenues	$69,265	$52,863	$248,409	$185,928
Cost of revenues (exclusive of depreciation and amortization expense)	28,747	22,117	100,090	83,755
Operating expenses	-	-	-	-
Sales and marketing	19,763	12,631	63,939	47,910
Research and development	21,922	12,344	65,147	44,500
General and administrative	50,319	25,582	95,817	56,395
Impairment and write-off of intangible assets	838	-	1,412	924
Depreciation and amortization	8,404	6,781	30,738	27,514
Total operating expenses	101,246	57,338	257,053	177,243
Loss from operations	(60,728)	(26,592)	(108,734)	(75,070)
Other income (expense)
Interest income	329	85	661	1,675
Interest expense	(5,123)	(5,064)	(20,108)	(20,080)
Change in fair value of derivative instrument	(11,438)	(992)	(26,128)	(7,537)
Charge for amending financing advisory engagement letter - related party	-	-	(50,000)	-
Other expenses	(16,232)	(5,971)	(95,575)	(25,942)
Loss before income taxes	(76,960)	(32,563)	(204,309)	(101,012)
Income tax (benefit) expense	(4,863)	59	(4,660)	234
Net loss	$(72,097)	$(32,622)	$(199,649)	$(101,246)

Deemed dividend on preferred stock	(9,500)	(43,414)	(9,500)	(43,414)
Accretion of convertible preferred stock	(724)	(5,686)	(15,141)	(21,682)
Net loss attributable to common stockholders	$(82,321)	$(81,722)	$(224,290)	$(166,342)
Net loss per share attributable to common stockholders, basic and diluted	$(0.47)	$(1.56)	$(2.64)	$(3.34)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	175,401,322	52,368,235	85,061,417	49,738,252

AvidXchange Holdings, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$562,817	$252,458
Restricted funds held for customers	1,242,346	137,620
Accounts receivable, net of allowances of $2,283 and $1,769, respectively	30,965	24,757
Supplier advances receivable, net of allowances of $1,105 and $1,099, respectively	11,520	8,855
Prepaid expenses and other current assets	10,237	8,626
Total current assets	1,857,885	432,316
Property and equipment, net	106,227	86,872
Operating lease right-of-use assets	3,278	3,139
Deferred customer origination costs, net	28,276	24,124
Goodwill	165,921	105,696
Intangible assets, net	100,455	72,442
Other noncurrent assets and deposits	4,261	1,922
Total assets	$2,266,303	$726,511
Liabilities, Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$17,142	$25,418
Accrued expenses	56,082	40,472
Payment service obligations	1,242,346	137,620
Deferred revenue	9,530	6,309
Current portion of contingent consideration	688	-
Current maturities of lease obligations under finance leases	670	1,092
Current maturities of lease obligations under operating leases	1,048	1,147
Current maturities of long-term debt	4,800	1,000
Total current liabilities	1,332,306	213,058
Long-term liabilities
Deferred revenue, less current	20,350	1,661
Contingent consideration, less current portion	70	-
Obligations under finance leases, less current maturities	61,172	73,139
Obligations under operating leases, less current maturities	3,448	3,750
Long-term debt	119,880	98,446
Other long-term liabilities	6,022	14,939
Total liabilities	1,543,248	404,993
Commitments and contingencies
Convertible preferred stock, $0.001 par value; 40,472,166 shares authorized and 30,081,996 shares issued and outstanding as of December 31, 2020; liquidation preference of $884,842 as of December 31, 2020	-	832,625
Stockholders' equity (deficit)
Preferred stock, $0.001 par value; 50,000,000 shares authorized as of December 31, 2021, no shares issued and outstanding as of December 31, 2021	-	-
Common stock, $0.001 par value; 1,600,000,000 and 240,000,000 shares authorized as of December 31, 2021 and 2020, respectively; 196,804,844 and 50,054,880 shares issued and outstanding as of December 31, 2021 and 2020, respectively	197	50
Additional paid-in capital	1,594,780	161,116
Accumulated deficit	(871,922)	(672,273)
Total stockholders' equity (deficit)	723,055	(511,107)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$2,266,303	$726,511

AvidXchange Holdings, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2021	2020	2019
Cash flows from operating activities
Net loss	$(199,649)	$(101,246)	$(93,546)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	30,738	27,514	22,340
Amortization of deferred financing costs	1,357	1,182	1,184
Provision for doubtful accounts	2,147	1,442	901
Stock-based compensation	21,428	1,630	1,379
Fair value adjustment of contingent consideration	(122)	-	-
Warrants vested in connection with consulting services	-	101	202
Accrued interest	881	913	878
Impairment and write-off on intangible and right-of-use assets	1,412	997	7,891
Loss on fixed asset disposal	36	14	11
Payment of third party fees related to debt modification	-	-	(593)
Payment of third party fees related to debt modification —related party	-	-	(2,645)
Value of donated common stock	4,143	-	-
Noncash expense on contract modification - related party	50,000	-	-
Fair value adjustment to derivative instrument	26,128	7,537	555
Deferred income taxes	(4,728)	181	60
Changes in operating assets and liabilities
Accounts receivable	(4,713)	(5,711)	(2,328)
Prepaid expenses and other current assets	(1,759)	(1,245)	(1,099)
Other noncurrent assets	(2,367)	359	(340)
Deferred customer origination costs	(4,152)	(2,876)	(4,646)
Accounts payable	(12,377)	14,149	3,665
Deferred revenue	21,910	289	235
Accrued expenses and other liabilities	1,560	11,619	3,725
Operating lease liabilities	(540)	(978)	-
Deferred rent and tenant improvement allowance	-	-	380
Total adjustments	130,982	57,117	31,755
Net cash used in operating activities	(68,667)	(44,129)	(61,791)
Cash flows from investing activities
Purchases of equipment	(1,395)	(703)	(1,905)
Purchases of real estate	(14,050)	25	(39)
Purchases of intangible assets	(16,931)	(11,346)	(7,349)
Proceeds from sales of property and equipment	5	-	-
Acquisition of business, net of cash acquired	(46,089)	(19,829)	(105,834)
Contingent consideration and deferred obligation payments near acquisition date	(1,292)	-	-
Supplier advances, net	(4,355)	(4,707)	(1,728)
Net cash used in investing activities	(84,107)	(36,560)	(116,855)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions and other offering costs, including exercise of overallotment option	627,981	-	-
Proceeds from the issuance of long-term debt	3,471	4,472	96,081
Repayments of long-term debt	-	-	(70,781)
Principal payments on land promissory note	(1,000)	(1,000)	(1,000)
Principal payments on finance leases	(1,139)	(1,582)	(1,777)
Proceeds from issuance of preferred and common stock	2,820	322,288	260,488
Common stock repurchased	-	(148,763)	-
Convertible preferred stock redeemed	(169,000)	(46,980)	(11,184)
Transaction costs related to issuance of stock	-	(1,327)	(1,241)
Transaction costs related to issuance of stock - related party	-	(19,227)	(11,428)
Debt issuance costs	-	-	(2,106)
Payment on earn-out agreement	-	-	(500)
Payment service obligations	1,104,726	85,913	51,707
Net cash provided by financing activities	1,567,859	193,794	308,259

Net increase in cash, cash equivalents, and restricted funds held for customers	1,415,085	113,105	129,613
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	390,078	276,973	147,360
Cash, cash equivalents, and restricted funds held for customers, end of year	$1,805,163	$390,078	$276,973
Supplementary information of noncash investing and financing activities
Right-of-use assets obtained in exchange for new finance lease obligations	$174	$544	$1,110
Right-of-use assets obtained in exchange for new operating lease obligations	877	163	-
Purchase of real estate in exchange for promissory note	21,500	-	-
Common stock issued on conversion of convertible preferred stock and convertible common stock liability	724,649	-	-
Common stock issued in business combination	31,000	5,988	9,514
Common stock issued as contingent consideration	500	-	-
Initial fair value of contingent consideration and deferred payment obligation at acquisition date	2,672	-	-
Property and equipment purchases in accounts payable and accrued expenses	768	-	84
Interest paid on notes payable	10,486	10,798	9,605
Interest paid on finance leases	7,384	7,187	5,631
Options issued in connection with bonus compensation	49	-	128

AvidXchange Holdings, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
Total revenues	$69,265	$52,863	$248,409	$185,928
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(28,747)	(22,117)	(100,090)	(83,755)
Depreciation and amortization expense	(5,327)	(4,219)	(19,498)	(16,783)
GAAP Gross profit	$35,191	$26,527	$128,821	$85,390
Adjustments:
Stock-based compensation expense	2,545	43	2,775	169
Depreciation and amortization expense	5,327	4,219	19,498	16,783
Non-GAAP gross profit	$43,063	$30,789	$151,094	$102,342
GAAP Gross margin	50.8%	50.2%	51.9%	45.9%
Non-GAAP gross margin	62.2%	58.2%	60.8%	55.0%

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(72,097)	$(32,622)	$(199,649)	$(101,246)
Amortization of acquired intangible assets	3,675	2,605	12,856	10,740
Impairment and write-off of intangible assets	838	-	1,412	924
Income tax (benefit) expense	(4,863)	59	(4,660)	234
Stock-based compensation expense	18,319	778	21,428	1,630
Transaction and acquisition-related costs	17,241	1,167	20,949	1,352
Change in fair value of derivative instrument	11,438	992	26,128	7,537
Non-recurring items not indicative of ongoing operations	3,628	10,851	53,852	10,927
Charitable contribution of stock	4,143	-	4,143	-
Total net adjustments	54,419	16,452	136,108	33,344
Non-GAAP net loss	$(17,678)	$(16,170)	$(63,541)	$(67,902)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(72,097)	$(32,622)	$(199,649)	$(101,246)
Depreciation and amortization	8,404	6,781	30,738	27,514
Impairment and write-off of intangible assets	838	-	1,412	924
Interest income	(329)	(85)	(661)	(1,675)
Interest expense	5,123	5,064	20,108	20,080
Income tax (benefit) expense	(4,863)	59	(4,660)	234
Stock-based compensation expense	18,319	778	21,428	1,630
Transaction and acquisition-related costs	17,241	1,167	20,949	1,352
Change in fair value of derivative instrument	11,438	992	26,128	7,537
Non-recurring items not indicative of ongoing operations	3,628	10,851	53,852	10,927
Charitable contribution of stock	4,143	-	4,143	-
Adjusted EBITDA	$(8,155)	$(7,015)	$(26,212)	$(32,723)